BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 26, 2022 11:16 AM Pacific Time

Incorporation Number: C1117210

Recognition Date and Time: Continued into British Columbia on May 2, 2017 09:30 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ZYMEWORKS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Sacks, Natalie

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Last Name, First Name, Middle Name:
Hillan, Kenneth J.

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Last Name, First Name, Middle Name:
Galbraith, Kenneth

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Last Name, First Name, Middle Name:
Renton, Hollings C,

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Last Name, First Name, Middle Name:
Mahony, Susan

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Last Name, First Name, Middle Name:
Zoth, Lota

Mailing Address:	Delivery Address:
SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA	SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA

Page: 2 of 3

Last Name, First Name, Middle Name: Cox, Troy Mailing Address: SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA Delivery Address: SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA Last Name, First Name, Middle Name: Neu, Kelvin Mailing Address: SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA Delivery Address: SUITE 540 - 1385 WEST 8TH AVENUE VANCOUVER BC V6H 3V9 CANADA AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. No Maximum Preferred Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 3 of 3